SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A-2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): June 25, 1999


HOLMES MICROSYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)


TEXAS                           000-18257          91-1939829
(State or Other Jurisdiction   (Commission        (IRS Employer
of Incorporation)               File Number)       Identification No.)


57 West 200 South, Suite 310, Salt Lake City, Utah   84101
(Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code:  (801) 269-9500

Item 7. Exhibits

     Exhibit No.          Description                          Page

     10.2             Agreement for Assumption of Debt          2


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOLMES MICROSYSTEMS, INC.

Date: September 15, 1999               /s/ Kip Eardley, President

EXHIBIT 10.2

AGREEMENT FOR ASSUMPTION OF DEBT

     Kip Eardley, an individual, and Holmes Microsystems, Inc., a Texas corporation, ("Holmes") hereby memorialize the oral agreement between the parties existing as of April 1998, and agree that this written agreement shall be retroactive to April 1999, as follows:

     I. In exchange for the issuance of 610,711 post-split (100 to 1) shares of common stock of Holmes, to be physically issued in such amount and at such time as agreed by the parties. Mr. Eardley has assumed and hereby assumes all of the liabilities of Holmes as set forth in the financial statements of Holmes for its year ended January 31, 1999 (the "Liabilities"). Mr. Eardley shall provide, or has provided, the following consideration:

          1. Mr. Eardley shall have full and complete authority from Holmes to settle any and all of the Liabilities.

          2. Mr. Eardley shall indemnify Holmes for the outstanding promissory notes in the principal amount of $84,000 and for the outstanding judgments as set forth below which Mr. Eardley represents are the only remaining judgements of Holmes:

                                                                    Date
                 Amount     Creditor               State          Entered
          A.     $2,212     Hancock & Piefort      Texas          5/16/94
          B.     $6,340     Bell, Boyd & Lloyd     Utah            1/2/94
          C.     $6,413     Merit Medical          Utah            5/7/93
          D.     $1,127     Almac/Arrow            Utah          11/15/93
          E.     $5,000     Milgray Electronics    Utah          11/15/93
          F.     $5,270     Forval America         Utah            7/7/93
          G.     $5,761     Epson America          Utah           8/10/93
          H.     $1,782     American Credit        Utah          10/24/94

     II. The parties to this Agreement, and the representative signing on behalf of the parties, represent that they have full and complete authority to bind the parties to, and to be bound by the provision of, this Agreement, subject to the approval of this Agreement by the shareholders of Holmes.

     III. The terms of this Agreement will inure to the benefit of the respective heirs, administrators, executors, successors and assigns of the parties hereto.

     IV. This Agreement may be amended only by an instrument in writing signed by the parties.

     V. If this Agreement must be enforced in a court of law, the successful party shall be entitled to an award of it reasonable attorney's fees from the unsuccessful party.

     VI. This Agreement will be governed by and construed in accordance with the law of the State of Utah, and any action to enforce it shall be brought only in the State of Utah.

     VII. No waiver of any provision of this Agreement shall constitute a waiver of any other provision of this Agreement.

     VIII. If any provision of this Agreement is declared unenforceable by a court of competent jurisdiction, the validity of the remaining provisions of the Agreement shall not be affected.

     Dated this 15th day of September, 1999.

                                   Holmes Microsystems, Inc.

/s/ Kip Eardley                    By /s/ Kip Eardley, President